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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 14, 2005

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On December 14, 2005, Bernard Bougie was appointed as a Director and as Chairman of the Audit Committee of Manaris Corp.

A Chartered Accountant (Canada) and an expert in financial information and corporate governance, Mr. Bougie joined Deloitte & Touche in 1975, a leading accounting and consulting firm, and became a partner in 1982. He retired as a senior partner from the firm in August 2004. Since that time, he has acted as a management consultant. In August 2005, Mr. Bougie was appointed as a Director of the Board and Chairman of the audit committee of the private Canadian company, Capital Teamsoft Inc. Mr. Bougie is a member of the Institute of Corporate Directors and a graduate of the Corporate Director's Governance College.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit    Description
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99.1       Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated this 19th day of December, 2005.


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                                      MANARIS CORPORATION


Dated: December 19, 2005              By:  /s/ John G. Fraser
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                                           John G. Fraser
                                           President and Chief Executive Officer


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